SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



        Date of Report (date of earliest event reported) August 13, 2002



                       ADELPHIA COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)



           Delaware                       0-16014                23-2417713
(State or other jurisdiction of        (Commission             (IRS Employer
        incorporation)                 File Number)          Identification No.)

               One North Main Street - Coudersport, PA 16915-1141
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (814) 274-9830



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Item 9. Regulation FD Disclosure

     On August 14, 2002, Erland E. Kailbourne, principal executive officer, and Christopher T. Dunstan, principal financial officer, of Adelphia Communications Corporation submitted sworn statements to the Securities and Exchange Commission, pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934 (Order No. 4-460) issued June 27, 2002.

     A copy of Mr. Kailbourne's sworn statement is attached to this Form 8-K as
Exhibit 99.1 and a copy of Mr. Dunstan's sworn statement is attached to this Form 8-K as Exhibit 99.2.

Limitation on Incorporation by Reference

     In accordance with general instruction B.2 of Form 8-K, the information in this report is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended or otherwise subject to liabilities of that section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Cautionary Statement Regarding Financial and Operating Data

     As a result of actions taken by the former management of Adelphia Communications Corporation (the "Company"): (a) the Company has not yet completed its financial statements as of or for the year ended December 31, 2001, or received its independent auditors' report thereon or filed with the Securities and Exchange Commission (the "Commission") its Form 10-K for the year ended December 31, 2001, (b) the Company's former independent auditors, Deloitte & Touche LLP, suspended their auditing work on the Company's financial statements as of and for the year ended December 31, 2001 and withdrew their audit report with respect to the years ended December 31, 1999 and 2000; (c) the Company has not yet completed its financial statements as of and for the three months ended March 31, 2002, or filed with the Commission its Form 10-Q for the quarter ended March 31, 2002; and (d) the Company expects to restate its financial statements for the years ended December 31, 1999 and 2000, and its interim financial statements for 2001 and possibly other periods. Current management took control in May 2002 and has retained new independent auditors and begun the preparation of new financial statements for the periods in question; however, the Company does not believe that it will have completed the preparation of the foregoing financial information prior to the conclusion of the third quarter. In addition, current management believes that the public information provided by prior management on other matters of interest to investors, such as the Company's rebuild percentage (the percentage of the Company's cable television systems that the Company believes have been upgraded to current standards), was unreliable. As a result, the


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Company anticipates that it may have to supplement the financial and other information contained in this Form 8-K and that such supplemental information may be material.

Cautionary Statement Regarding Forward Looking Statements

     This document includes forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and
Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). All statements regarding Adelphia Communications Corporation and its subsidiaries' (collectively, the "Company's") expected future financial position, results of operations, cash flows, restructuring and financing plans, business strategy, budgets, projected costs, capital expenditures, competitive positions, growth opportunities, plans and objectives of management for future operations and statements that include words such as "anticipate," "if," "believe," "plan," "estimate," "expect," "intend," "may," "could," "should," "will," and other similar expressions are forward-looking statements. Such forward-looking statements are inherently uncertain, and readers must recognize that actual results may differ from the Company's expectations. The Company does not undertake a duty to update such forward-looking statements.

     Actual future results and trends for the Company may differ materially depending on a variety of factors discussed in the Company's filings with the Commission, including its recently filed Current Reports on Form 8-K, the most recently filed Quarterly Report on Form 10-Q, the Form 10-K for the year ended December 31, 2000, and the most recent prospectus supplement filed under Registration Statement No. 333-64224, under the section entitled "Risk Factors" contained therein. Factors that may affect the plans or results of the Company include, without limitation: (a) the Company's filing of a petition for relief under Chapter 11 of the United States Bankruptcy Code; (b) the results of litigation against the Company including the recently filed civil complaint by the Commission and the potential for a criminal indictment of the Company; (c) the lack of substantial cable industry experience among certain members of the Company's senior management; (d) the effects of government regulations and the actions of local cable franchise authorities; (e) the availability of debtor-in-possession financing and surety bonds to support the Company's operations; (f) the results of the Company's internal investigation and the matters described above under "Cautionary Statement Regarding Financial and Operating Data"; (g) actions of the Company's competitors; (h) the pricing and availability of equipment, materials, inventories and programming; (i) product acceptance and customer spending patterns; (j) the Company's ability to execute on its business plans, to provide uninterrupted service to its customers and to conduct, expand and upgrades its networks; (k) technological developments; (l) matters relating to or in connection with the recent bankruptcy filing and proceedings of Adelphia Business Solutions, Inc.; (m) changes in general economic conditions and/or economic conditions in the markets in which the Company may, from time to time, compete; (n) the movement of interest rates and the resulting impact on the Company's interest obligations with respect to its pre-petition bank debt; and (o) the delisting of Adelphia Communication Corporation's common stock by Nasdaq. Many of such factors are beyond the control of the Company and its management.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 14, 2002                   ADELPHIA COMMUNICATIONS
                                        CORPORATION (Registrant)

                                        By: /s/ Christopher T. Dunstan
                                            ------------------------------
                                            Christopher T. Dunstan
                                            Chief Financial Officer


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                                  EXHIBIT INDEX

EXHIBIT   Description

99.1      Statement Under Oath of Principal Executive Officer dated August 13,
          2002.

99.2      Statement Under Oath of Principal Financial Officer dated August 13,
          2002.


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